                                                                   EXHIBIT 10.19

                                 FIRST AMENDMENT

          FIRST AMENDMENT (this "Amendment"), dated as of December 9, 1999, among BIG FLOWER HOLDINGS, INC., a Delaware corporation ("Holdings"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation ("BFPH"), BIG FLOWER LIMITED, a Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("BFL"), OLWEN DIRECT MAIL LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Olwen"), BIG FLOWER DIGITAL SERVICES LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("BFDSL"), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Fusion"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Pismo"), COLORGRAPHIC DIRECT RESPONSE LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Colorgraphic"), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Admagic", and together with BFPH, BFL, Olwen, BFDSL, Fusion, Pismo, Colorgraphic and each other entity that may become a party to the Credit Agreement referred to below as a U.K. Borrower in accordance with the provisions of Section 6 of the Credit Agreement, the "Borrowers", and each, a "Borrower"), the Lenders party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Lenders"), CHASE SECURITIES, INC. and DEUTSCHE BANK SECURITIES INC., as Joint Lead Arrangers and Joint Book Managers (in such capacities, the "Joint Lead Arrangers"), THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent"), BANKERS TRUST COMPANY, as Syndication Agent (in such capacity, the Syndication Agent") and BANK OF AMERICA, N.A., as Documentation Agent (in such capacity, the "Documentation Agent"), and each of the lenders listed on Schedule A hereto (each, a "New Lender" and, collectively, the "New Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

          WHEREAS, Holdings, the Borrowers, the Joint Lead Arrangers, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to a Credit Agreement, dated as of December 7, 1999 (the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Each Existing Lender hereby sells and assigns to each New Lender without recourse and without representation or warranty (other than as expressly provided herein), and each New Lender hereby purchases and assumes from each Existing Lender, that interest in and to each Existing Lender's rights and obligations in respect of those Tranches set forth on Schedule B hereto under the Credit Agreement as of the date hereof which in the aggregate for each such New Lender represents such New Lender's PRO RATA share (for each such New Lender, its "PRO RATA Share") in such Tranches as set forth on such Schedule B (calculated after giving effect to this Amendment), and such PRO RATA Share represents all of the outstanding rights and obligations under the Credit Agreement in respect of the Tranches that are being sold and assigned to each such New Lender pursuant to this Amendment, including, without limitation, (i) in the case of any assignment of the outstanding Tranche A Term Loans, all rights and obligations with respect to such New Lender's PRO RATA Share of such outstanding Tranche A Term Loans,
(ii) in the case of any assignment of all or any portion of outstanding Total Tranche A Term Loan Commitment, all rights and obligations with respect to such New Lender's PRO RATA Share of the Total Tranche A Term Loan Commitment, (iii) in the case of any assignment of the outstanding Tranche B Term Loans, all rights and obligations with respect to such New Lender's PRO RATA Share of such outstanding Tranche B Term Loans, (iv) in the case of any assignment of all or any portion of the Total Dollar Facility Revolving Loan Commitment, all rights and obligations with respect to such New Lender's PRO RATA Share of the Total Dollar Facility Revolving Commitment and of any outstanding Dollar Facility Revolving Loans, Dollar Facility Swingline Loans and Dollar Facility Letters of Credit and (v) in the case of all or any assignment of all or any portion of all or the Total Multicurrency Facility Revolving Loan Commitment, all rights and obligations with respect to such New Lender's Pro RATA Share of the Total Multicurrency Facility Revolving Loan Commitment and of any outstanding BFPH Multicurrency Facility Revolving Loans, BFPH Multicurrency Facility Swingline Loans, U.K. Borrowers Multicurency Facility Revolving Loans, U.K. Borrowers Multicurrency Facility Swingline Loans and Multicurrency Facility Letters of Credit. After giving effect to this Amendment, each Lender's outstanding Tranche A Term Loans, Tranche B Term Loans, Dollar Facility Revolving Loan Commitment and Multicurrency Facility Revolving Loan Commitment will be as set forth on Schedule C hereto.

          2. In accordance with the requirements of Section 13.04(b) of the Credit Agreement, on the First Amendment Effective Date (as defined below), (i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule C hereto and (ii) each Borrower agrees that it will, upon the request of any Lender, issue appropriate new Note(s) to such Lender in conformity with the requirements of Section 1.05 of the Credit Agreement.

          3. On and after the First Amendment Effective Date, Schedule II to the Credit Agreement shall be amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule II in the form of Schedule D hereto.

          4. Each Existing Lender (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Holdings or any of its Subsidiaries or the performance or observance by Holdings or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

          5. Each New Lender (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Amendment; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is (I) a parent company and/or an affiliate of the Assignor which is at least 50% owned by the Assignor or its parent company, (II) in the event the Assignor is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of the Assignor or by an affiliate of such investment advisor or (III) an Eligible Transferee under Section 13.04(b) of the Credit Agreement;
(v) appoints and authorizes each Agent and the Collateral Agent to take such action as agents on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to such Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) to the extent legally entitled to do so, agrees to promptly submit to BFPH and the Administrative Agent the appropriate Internal Revenue Service Forms described in
Section 13.04(b) of the Credit Agreement.

          6. Each of the Existing Lenders, the New Lenders and the Administrative Agent hereby agree that (x) all interest on any New Lender's PRO RATA Share of the outstanding Loans, all RL Commitment Commission (if applicable) on such New Lender's PRO RATA Share of the Total Dollar Facility Revolving Loan Commitment and/or the Total Multicurrency Facility Revolving Loan Commitment, as the case may be, and all TL Commitment Commission (if applicable) on such New Lender's PRO RATA Share of the Total Tranche A Term Loan Commitment, in each case accrued prior to the delivery by such New Lender of the amount referred to in clause (ii) of Section 11 of this Amendment, shall be for the account of the Existing Lender and (y) all such interest and Commitment Commission accrued on and after the delivery of the amount referred to in clause
(ii) of such Section 11 shall be for the account of such New Lender.

          7. In accordance with Section 13.04(b) of the Credit Agreement, on and as of the date upon which each New Lender delivers the amount referred to in clause (ii) of Section 11 of this Amendment, such New Lender shall become a "Lender" under, and for all purposes of, the Credit Agreement and the other Credit Documents and, notwithstanding anything to the contrary in Section 13.16 of the Credit Agreement, the Administrative Agent shall record the transfers contemplated hereby in the Register. The Administrative Agent hereby waives the assignment fee referred to in Section 13.04(b) of the Credit Agreement in connection with the assignments effected hereby.

          8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

          10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          11. Subject to Section 12 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) Holdings, the Borrowers, the Joint Lead Arrangers, the Administrative Agent, the Syndication Agent, the Documentation Agent, each Existing Lender and each New Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) each New Lender shall have delivered to the Administrative Agent for the accounts of the respective Existing Lenders, an amount equal to such New Lender's relevant PRO RATA Share of the principal amount of the outstanding Loans.

          12. Notwithstanding Section 11 of this Amendment, if for any reason any New Lender shall not have (i) signed a counterpart hereof and delivered the same to the Administrative Agent at its Notice Office and (ii) delivered to the Administrative Agent an amount equal to such New Lender's relevant PRO RATA Share of the principal amount of the outstanding Loans, in each case on or prior to December 9, 1999, then, if the respective Existing Lender agrees, this Amendment shall become effective notwithstanding such failure, PROVIDED that (x) Schedule C shall be modified to delete any such New Lender and such New Lender's relevant PRO RATA Share shall be reallocated to the respective Existing Lender and (y) the signature pages of this Amendment shall be deemed revised to delete such New Lender's name therefrom.

          13. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   BIG FLOWER HOLDINGS, INC.,
                                     as a Guarantor


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman


                                   BIG FLOWER PRESS HOLDINGS,
                                     INC., as a Borrower and a Guarantor


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman


                                   BIG FLOWER LIMITED,
                                     as a Borrower


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman


                                   OLWEN DIRECT MAIL LIMITED,
                                     as a Borrower


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman


                                   FUSION PREMEDIA GROUP,
                                     as a Borrower


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman

                                   PISMO LIMITED,
                                     as a Borrower


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman


                                   BIG FLOWER DIGITAL SERVICES
                                     LIMITED, as a Borrower


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman


                                   COLORGRAPHIC DIRECT RESPONSE
                                     LIMITED


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman


                                   THE ADMAGIC GROUP LIMITED


                                   By       /s/ Mark Angelson
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman


                                   THE CHASE MANHATTAN BANK
                                     Individually and as
                                     Administrative Agent


                                   By       /s/ Bruce Borden
                                            --------------------------
                                       Title: Executive V.P./Office of the
                                            Chairman

                                   BANKERS TRUST COMPANY
                                     Individually and as
                                     Syndication Agent


                                     By   /s/ Gregory Shefrin
                                          ------------------------------------
                                         Title: Princpal


                                   BANK OF AMERICA, N.A.
                                     as Documentation Agent


                                     By   /s/ Elizabeth R. Borow
                                          ------------------------------------
                                         Title: Managing Director


                                   DEUTSCHE BANK SECURITIES INC.


                                     By   /s/ William W. Archer
                                          ------------------------------------
                                         Title: Managing Director


                                   FLOATING RATE PORTFOLIO
                                   BY:  INVESCO SENIOR SECURED
                                         MANAGEMENT, INC. AS ATTORNEY
                                         IN FACT


                                      By  /s/ Kathleen A. Lenarcic
                                          ------------------------------------
                                              Name:  Kathleen A. Lenarcic
                                              Title:  Authorized Signatory

                                   AVALON CAPITAL LTD.

                                   BY:  INVESCO SENIOR SECURED
                                         MANAGEMENT, INC.
                                         AS PORTFOLIO ADVISOR

                                     By   /s/ Kathleen A. Lenarcic
                                          ------------------------------------
                                              Name:  Kathleen A. Lenarcic
                                              Title:  Authorized Signatory


                                   BOEING CAPITAL CORPORATION


                                   By:    /s/ James C. Hammersmith
                                          ------------------------------------
                                          Name:     James C. Hammersmith
                                          Title:    Senior Documentation Officer


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:    /s/ Craig Welch
                                          ------------------------------------
                                          Name:    Craig Welch
                                          Title:   FVP


                                   By:    /s/ John McCloskey
                                          ------------------------------------
                                          Name:    John McCloskey
                                          Title:   VP, SRM

                                   FIRST UNION NATIONAL BANK,
                                   as Managing Agent


                                   By:    /s/ Joan Anderson
                                          ------------------------------------
                                          Name:     Joan Anderson
                                          Title:    Vice President

                                   FIRST SOURCE FINANCIAL LLP
                                   BY: FIRST SOURCE FINANCIAL, INC., AS
                                       AGENT/MANAGER


                                   By:    /s/ David C. Wagner
                                          ------------------------------------
                                          Name:     David C. Wagner
                                          Title:    Vice President

                                   BANKBOSTON, N.A.


                                   By:    /s/ Julie V. Jalelein
                                          ------------------------------------
                                          Name:     Julie V. Jalelein
                                          Title:    Director


                                   BAVARIA TRR CORPORATION

                                   By:    /s/ Frank B. Bilotta
                                          ------------------------------------
                                          Name:     Frank B. Bilotta
                                          Title:    Vice President


                                   FRANKLIN FLOATING RATE TRUST


                                   By:    /s/ Chauncey Lufkin
                                          ------------------------------------
                                          Name:     Chauncey Lufkin
                                          Title:    Vice President


                                   MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                   By:    /s/ Joseph Matteo
                                          ------------------------------------
                                          Name:     Joseph Matteo
                                          Title:    Authorized Signatory

                                   MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND II, INC.

                                   By: /s/ Joseph Matteo
                                       ------------------------------------
                                       ----------------------------------
                                       Name:     Joseph Matteo
                                       Title:    Authorized Signatory


                                   METROPOLITAN LIFE INSURANCE
                                   COMPANY


                                   By: /s/ James R. Dingler
                                       ------------------------------------
                                       Name:    James R. Dingler
                                       Title:   Director


                                   OAK HILL SECURITIES FUND, L.P.
                                   BY:  OAK HILL SECURITIES GENPAR,
                                        L.P., ITS GENERAL PARTNER
                                   BY:  OAK HILL MGP, INC.,
                                        ITS GENERAL PARTNER

                                   By: /s/ Scott D. Krase
                                       ------------------------------------
                                       Name:   Scott D. Krase
                                       Title:  Vice President


                                   OAK HILL SECURITIES FUND II, L.P.

                                   BY:  OAK HILL SECURITIES GENPAR II,
                                        L.P., ITS GENERAL PARTNER
                                   BY:  OAK HILL MGP II, INC.,
                                        ITS GENERAL PARTNER


                                   By: /s/ Scott D. Krase
                                       ------------------------------------
                                       Name:    Scott D. Krase
                                       Title:   Vice President

                                   NORTHWOODS CAPITAL, LIMITED
                                   By:  Angelo, Gordon & Co., L.P.,
                                   as Collateral Agent


                                   By:/s/ Michael L. Gordon
                                      ----------------------------------------
                                      Name:   Michael L. Gordon
                                      Title:  Authorized Signatory


                                   AG CAPITAL FUNDING PARTNERS, L.P.
                                   By:  Angelo, Gordon & Co., L.P.,
                                   as Investment Adviser


                                   By:/s/ Michael L. Gordon
                                      ----------------------------------------
                                      Name:   Michael L. Gordon
                                      Title:  Authorized Signatory


                                   MAPLEWOODS (CAYMAN) LIMITED


                                   BY:  MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY,AS
                                        INVESTMENT MANAGER


                                   By:/s/ Steven J. Katz
                                      ----------------------------------------
                                      Name:   Steven J. Katz
                                      Title:  Second VP and Associate General
                                              Counsel

                                   SIMSBURY CLO, LIMITED

                                   BY:  MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY, AS
                                        COLLATERAL MANAGER


                                   By:/s/ Steven J. Katz
                                      ----------------------------------------
                                      Name:   Steven J. Katz
                                      Title:  Second VP and Associate General
                                              Counsel


                                   MASSACHUSETTS MUTUAL LIFE
                                   INSURANCE COMPANY


                                   By:/s/ Steven J. Katz
                                      ----------------------------------------
                                      Name:   Steven J. Katz
                                      Title:  Second VP and Associate General
                                              Counsel


                                   MASSMUTUAL HIGH YIELD PARTNERS
                                      II, LLC
                                   By:  HYP Management, Inc.


                                   By:/s/ Steven J. Katz
                                      ----------------------------------------
                                      Name:    Steven J. Katz
                                      Title:   Second VP and Associate General
                                               Counsel

                                   NORTH AMERICAN SENIOR FLOATING
                                     RATE FUND
                                   By:  CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager


                                   By:/s/ Jonathan D. Sharkey
                                      -----------------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                   ORIX USA CORPORATION


                                   By:/s/ Charles Kobayashi
                                      ----------------------------------------
                                      Name:  Charles Kobayashi
                                      Title: Senior Vice President


                                   PILGRIM PRIME RATE TRUST
                                   By:  Pilgrim Investments, Inc.,
                                        as its investment manager


                                   By:/s/ Charles E. Lemieux
                                      ----------------------------------------
                                      Name:  Charles E. LeMieux, CFA
                                      Title: Assistant Vice President


                                   MORGAN STANLEY DEAN WITTER
                                     PRIME INCOME TRUST


                                   By:/s/ Sheila A. Finnerty
                                      ----------------------------------------
                                      Name:  Sheila A. Finnerty
                                      Title: Vice President

                                   VAN KAMPEN PRIME RATE INCOME
                                     TRUST
                                   By: Van Kampen Investment Advisory Corp.


                                   By:/s/ Darvin D. Pierce
                                      ----------------------------------------
                                      Name:  Darvin D. Pierce
                                      Title: Vice President


                                   VAN KAMPEN SENIOR FLOATING RATE
                                     FUND
                                   By: Van Kampen Investment Advisory Corp.


                                   By:/s/ Darvin D. Pierce
                                      ----------------------------------------
                                      Name:  Darvin D. Pierce
                                      Title: Vice President

                                                                      SCHEDULE A
                                                                              to
                                                                 FIRST AMENDMENT

                                   NEW LENDERS

[Credit Agricole Indosuez
First Union National Bank
BankBoston, N.A
AG Capital Funding Partners, L.P.
Avalon Capital Ltd.
Boeing Capital Corporation
Bavaria TRR Corporation
First Source Financial LLP
Floating Rate Portfolio
Franklin Floating Rate Trust
Maplewood (Cayman) Limited
Massachusetts Mutual Life Insurance Company
MassMutual High Yield Partners II, LLC
Merrill Lynch Senior Floating Rate Fund, Inc.
Merrill Lynch Senior Floating Rate Fund II, Inc.
Metropolitan Life Insurance Company
Morgan Stanley Dean Witter Prime Income Trust
North American Senior Floating Rate Fund
Northwoods Capital, Limited
Oak Hill Securities Fund, L.P.
Oak Hill Securities Fund II, L.P.
ORIX USA Corporation
Pilgrim Prime Rate Trust
Simsbury CLO, Limited
Van Kampen Prime Rate Income Trust
Van Kampen Senior Floating Rate Fund]

                                                                      SCHEDULE B
                                                                              to
                                                                 FIRST AMENDMENT

                            RELEVANT PRO RATA SHARES

                                        PRINCIPAL OF       PRINCIPAL OF                         MULTICURRENCY
                      TRANCHE A         OUTSTANDING        OUTSTANDING         DOLLAR FACILITY     FACILITY
                      TERM LOAN          TRANCHE A          TRANCHE B          REVOLVING LOAN   REVOLVING LOAN
     LENDER          COMMITMENTS         TERM LOANS         TERM LOANS          COMMITMENT       COMMITMENT
----------------   ----------------   ----------------   ----------------   ----------------   ----------------
The Chase             .277500000000      .277500000000      .232916666667            .277500            .277500
Manhattan Bank

Bankers Trust         .277500000000      .277500000000      .062916666667            .277500            .277500
Company

Bank of America,      .185000000000      .185000000000      .004166666667            .185000            .185000
N.A

Credit Agricole       .090000000000      .090000000000                 --            .090000            .090000
Indosuez

First Union           .070000000000      .070000000000                 --            .070000            .070000
National Bank

BankBoston, N.A       .090000000000      .090000000000                 --            .100000            .100000

AG Capital                       --                 --      .008333333333                 --                 --
Funding Partners,
L.P.

Avalon Capital                   --                 --      .016666666667                 --                 --
Ltd.

Boeing Capital                   --                 --      .066666666667                 --                 --
Corporation

Bavaria TRR                      --                 --      .050000000000                 --                 --
Corporation

First Source          .010000000000      .010000000000      .016666666667                 --                 --
Financial LLP

Floating Rate                    --                 --      .016666666667                 --                 --
Portfolio

Franklin Floating                --                 --      .033333333333                 --                 --
Rate Trust

Maplewood                        --                 --      .025000000000                 --                 --
(Cayman) Limited

Massachusetts                    --                 --      .006666666667                 --                 --
Mutual Life
Insurance

                                      PRINCIPAL OF        PRINCIPAL OF                            MULTICURRENCY
                       TRANCHE A      OUTSTANDING         OUTSTANDING        DOLLAR FACILITY        FACILITY
                       TERM LOAN       TRANCHE A           TRANCHE B         REVOLVING LOAN       REVOLVING LOAN
    LENDER            COMMITMENTS     TERM LOANS          TERM LOANS          COMMITMENT           COMMITMENT
----------------   ----------------   ----------------   ----------------   ----------------   ----------------
Company

MassMutual High                --                 --        .010000000000               --                 --
Yield Partners II,
LLC

Merrill Lynch                  --                 --        .040000000000               --                 --
Senior Floating
Rate Fund, Inc.

Merrill Lynch                  --                 --        .010000000000               --                 --
Senior Floating
Rate Fund II, Inc.

Metropolitan Life              --                 --        .066666666667               --                 --
Insurance
Company

Morgan Stanley                 --                 --        .066666666667               --                 --
Dean Witter Prime
Income Trust

North American                 --                 --        .003333333333               --                 --
Senior Floating
Rate Fund

Northwoods                     --                 --        .008333333333               --                 --
Capital, Limited

Oak Hill Securities            --                 --        .033333333333               --                 --
Fund, L.P.

Oak Hill Securities            --                 --        .016666666667               --                 --
Fund II, L.P.

ORIX USA                       --                 --        .033333333333               --                 --
Corporation

Pilgrim Prime Rate             --                 --        .013333333333               --                 --
Trust

Simsbury CLO,                  --                 --        .025000000000               --                 --
Limited

Van Kampen                     --                 --        .080000000000               --                 --
Prime Rate Income
Trust

Van Kampen                       --                 --      .053333333333                 --                 --
Senior Floating
Rate Fund

                       1.0000000000       1.0000000000       1.0000000000       1.0000000000       1.0000000000

                                                                      SCHEDULE C
                                                                              to
                                                                 FIRST AMENDMENT

                              COMMITMENTS AND LOANS


                                        PRINCIPAL OF       PRINCIPAL OF      DOLLAR FACILITY    MULTICURRENCY
                       TRANCHE A        OUTSTANDING        OUTSTANDING          REVOLVING         FACILITY
                       TERM LOAN         TRANCHE A          TRANCHE B            LOAN           REVOLVING LOAN
    LENDER            COMMITMENTS        TERM LOANS        TERM LOANS          COMMITMENT         COMMITMENT
----------------   ----------------   ----------------   ----------------   ----------------   ----------------
The Chase          $   3,756,160.85   $  65,618,839.15   $  69,875,000.00   $  24,975,000.00   $  44,400,000.00
Manhattan Bank

Bankers Trust      $   3,756,160.85   $  65,618,839.15   $  18,875,000.00   $  24,975,000.00   $  44,400,000.00
Company

Bank of America,   $   2,504,107.24   $  43,745,892.76   $   1,250,000.00   $  16,650,000.00   $  29,600,000.00
N.A

Credit Agricole    $   1,218,214.33   $  21,281,785.67                 --   $   8,100,000.00   $  14,400,000.00
Indosuez

First Union        $     947,500.04   $  16,552,499.96                 --   $   6,300,000.00   $  11,200,000.00
National Bank

BankBoston, N.A    $   1,218,214.33   $  21,281,785.67                 --   $   9,000,000.00   $  16,000,000.00

AG Capital                       --                 --   $   2,500,000.00
Funding Partners,
L.P.

Avalon Capital Ltd.              --                 --   $   5,000,000.00

Boeing Capital                   --                 --   $  20,000,000.00
Corporation

Bavaria TRR                      --                 --   $  15,000,000.00
Corporation

First Source       $     135,357.15   $   2,364,642.85   $   5,000,000.00
Financial LLP

Floating Rate                    --                 --   $   5,000,000.00
Portfolio

Franklin Floating                --                 --   $  10,000,000.00
Rate Trust

Maplewood                        --                 --   $   7,500,000.00
(Cayman) Limited

Massachusetts                    --                 --   $   2,000,000.00
Mutual Life
Insurance Company

MassMutual High                  --                 --   $   3,000,000.00
YieldPartners II,
LLC

Merrill Lynch                    --                 --   $  12,000,000.00
Senior Floating
Rate Fund, Inc.

Merrill Lynch                    --                 --   $   3,000,000.00
Senior Floating
Rate Fund II, Inc.

Metropolitan Life                --                 --   $  20,000,000.00
Insurance Company

Morgan Stanley                   --                 --   $  20,000,000.00
Dean Witter Prime
Income Trust

North American                   --                 --   $   1,000,000.00
Senior Floating
Rate Fund

Northwoods                       --                 --   $   2,500,000.00
Capital, Limited

Oak Hill Securities              --                 --   $  10,000,000.00
Fund, L.P.

Oak Hill Securities              --                 --   $   5,000,000.00
Fund II, L.P.

ORIX USA                         --                 --   $  10,000,000.00
Corporation

Pilgrim Prime Rate               --                 --   $   4,000,000.00
Trust

Simsbury CLO,                    --                 --   $   7,500,000.00
Limited

Van Kampen Prime                 --                 --   $  24,000,000.00
Rate Income Trust


Van Kampen                       --                 --   $  16,000,000.00
Senior Floating
Rate Fund

TOTAL:             $  13,535,714.79   $ 236,464,285.21   $    300,000,000   $     90,000,000   $    160,000,000

                                                                      SCHEDULE D
                                                                              to
                                                                 FIRST AMENDMENT

                                LENDER ADDRESSES

Bank                                                         Address
----                                                         --------
The Chase Manhattan Bank                                     270 Park Avenue
                                                             New York, NY 10017
                                                             Attention:  Bruce Borden
                                                             Telephone No.: (212) 270-5799
                                                             Facsimile No.: (212) 270-1063

Bankers Trust Company                                        130 Liberty Street
                                                             New York, NY 10006
                                                             Attention:  Gregory Shefrin
                                                             Telephone No.: (212) 250-1724
                                                             Facsimile No.: (212) 250-7218

Deutsche Bank Securities Inc.                                130 Liberty Street
                                                             New York, NY 10006
                                                             Attention: Bruce Tully
                                                             Telephone No.: (212) 250-2533
                                                             Facsimile No.: (212) 250-7200

Bank of America, N.A.                                        9 West 57th Street
                                                             New York, NY  10019
                                                             Attention: Elizabeth Borow
                                                             Telephone No.: (212) 847-5000
                                                             Facsimile No.: (212) 847-5038

Credit Agricole Indosuez                                     520 Madison Avenue, 8th Floor
                                                             New York, NY 10022
                                                             Attention:  Janet Alexander
                                                             Telephone No.: (212) 418-7077
                                                             Facsimile No.: (212) 418-2228

First Union National Bank                                    1339 Chestnut Street
                                                             Philadelphia, PA 19107
                                                             Attention: Joan Anderson
                                                             Telephone No.: (215) 973-8376
                                                             Facsimile No.: (215) 973-6745

BankBoston, N.A.                                             100 Federal Street
                                                             Boston, MA 02110
                                                             Attention: Julie Jalelian
                                                             Telephone No.: (617) 434-9974
                                                             Facsimile No.: (617) 346-0590

AG Capital Funding Partners, L.P.                            245 Park Avenue, 26th Floor
                                                             New York, NY 10167
                                                             Attention: John Fraser
                                                             Telephone No.: (212) 692-2043
                                                             Facsimile No.: (212) 867-1388

Avalon Capital Ltd.                                          1166 Avenue of the Americas
                                                             New York, NY 10036-2789
                                                             Attention:  Carmela Caputo
                                                             Telephone No.: (212) 278-9647
                                                             Facsimile No.: (212) 278-9847

Boeing Capital Corporation                                   460 Lakewood Blvd., 6th Floor
                                                             Long Beach, CA 90808
                                                             Attention: April Wakeman
                                                             Telephone No.: (562) 627-3064
                                                             Facsimile No.: (562) 627-3002

Bavaria TRR Corporation                                      150 East 42nd Street, 29th Floor
                                                             New York, NY 10017
                                                             Attention: Timothy Harrod
                                                             Telephone No.: (212) 672-6048
                                                             Facsimile No.: (212) 672-5591

First Source Financial LLP                                   2850 West Golf Road
                                                             5th Floor
                                                             Rolling Meadows, IL 60008
                                                             Attention: Jim Cassidy
                                                             Telephone No.: (847) 734-2058
                                                             Facsimile No.: (847) 734-7910

Floating Rate Portfolio                                      1166 Avenue of the Americas
                                                             New York, NY 10036-2789
                                                             Attention:  Carmela Caputo
                                                             Telephone No.: (212) 278-9647
                                                             Facsimile No.: (212) 278-9847

Franklin Floating Rate Trust                                 777 Mariners Island Boulevard, 3rd Floor
                                                             San Mateo, CA 94404
                                                             Attention: Richard Hsu

                                                             Telephone No.: (650) 312-3732
                                                             Facsimile No.: (650) 312-3346

Maplewood (Cayman) Limited                                   1295 State Street, MC-F457
                                                             Springfield, MA 01111
                                                             Attention:  Mary Ann McCarthy
                                                             Telephone No.: (413) 744-8754
                                                             Facsimile No.: (413) 846-5064

Massachusetts Mutual Life Insurance Company                  1295 State Street, MC-F457
                                                             Springfield, MA 01111
                                                             Attention:  Mary Ann McCarthy
                                                             Telephone No.: (413) 744-8754
                                                             Facsimile No.: (413) 846-5064

MassMutual  High Yield Partners II, LLC                      1295 State Street, MC-F457
                                                             Springfield, MA 01111
                                                             Attention:  Mary Ann McCarthy
                                                             Telephone No.: (413) 744-8754
                                                             Facsimile No.: (413) 846-5064

Merrill Lynch Senior Floating Rate Fund, Inc.                800 Scudders Mill Road
                                                             Plainsboro, NJ 08536
                                                             Attention:  Joe Matteo
                                                             Telephone No.: (609) 282-2055
                                                             Facsimile No.: (609) 282-2756

Merrill Lynch Senior Floating Rate Fund II, Inc.             800 Scudders Mill Road
                                                             Plainsboro, NJ 08536
                                                             Attention:  Joe Matteo
                                                             Telephone No.: (609) 282-2055
                                                             Facsimile No.: (609) 282-2756

Metropolitan Life Insurance Company                          334 Madison Avenue
                                                             Convent Station, NJ 07961
                                                             Attention:  Jim Dingler
                                                             Telephone No.: (973) 254-3206
                                                             Facsimile No.: (973) 254-254-3032

Morgan Stanley Dean Witter Prime Income Trust                1 World Trade Center
                                                             New York, NY 10048
                                                             Attention: Kevin Egan
                                                             Telephone No.: (212) 392-5845
                                                             Facsimile No.: (212) 392-5345

North American Senior Floating Rate Fund                     125 High Street

                                                             Boston, MA 02110
                                                             Attention: Kristin Walsh
                                                             Telephone No.: (617) 646-0657
                                                             Facsimile No.: (617) 946-5681

Northwoods Capital, Limited                                  245 Park Avenue, 26th Floor
                                                             New York, NY 10167
                                                             Attention: John Fraser
                                                             Telephone No.: (212) 692-2043
                                                             Facsimile No.: (212) 867-1388

Oak Hill Securities Fund, L.P.                               65 East 55th Street, 32nd Floor
                                                             New York, NY 10022
                                                             Attention: Shilpa Shah
                                                             Telephone No.: (212) 326-1500
                                                             Facsimile No.: (212) 593-3596

Oak Hill Securities Fund II, L.P.                            65 East 55th Street, 32nd Floor
                                                             New York, NY 10022
                                                             Attention: Shilpa Shah
                                                             Telephone No.: (212) 326-1500
                                                             Facsimile No.: (212) 593-3596

ORIX USA Corporation                                         1177 Avenue of the Americas, 10th Floor
                                                             New York, NY 10036-2714
                                                             Attention:  Franklin Clarke
                                                             Telephone No.: (212) 739-1670
                                                             Facsimile No.: (212) 739-1705

Pilgrim Prime Rate Trust                                     Two Renaissance Square
                                                             40 North Central Avenue, Suite 1200
                                                             Phoenix, AZ 85004-4424
                                                             Attention:  Charles LeMieux
                                                             Telephone No.: (602) 417-8214
                                                             Facsimile No.: (602) 417-8327

Simsbury CLO, Limited                                        1295 State Street, MC-F457
                                                             Springfield, MA 01111
                                                             Attention:  Mary Ann McCarthy
                                                             Telephone No.: (413) 744-8754
                                                             Facsimile No.: (413) 846-5064

Van Kampen Prime Rate Income Trust                           One Parkview Plaza
                                                             5th Floor
                                                             Oakbrook Terrace, IL 60181-5555
                                                             Attention:  Ernest Hodge

                                                             Telephone No.: (630) 684-8379
                                                             Facsimile No.: (630) 684-6740

Van Kampen Senior Floating Rate Fund                         One Parkview Plaza
                                                             5th Floor
                                                             Oakbrook Terrace, IL 60181-5555
                                                             Attention:  Ernest Hodge
                                                             Telephone No.: (630) 684-8379
                                                             Facsimile No.: (630) 684-6740